                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                      GREEN TREE LEASE FINANCE 1998-1, LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                      333-67993-01                 None
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(State or other jurisdiction          (Commission               (IRS employer
      of incorporation)               file numbers)          identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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         (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events.
         ------------

         Registrant entered into an Asset Purchase Agreement dated as of December 8, 2000 (the "Purchase Agreement") by and among Wells Fargo Financial Leasing, Inc. ("Wells Fargo Financial"), Conseco, Inc., Conseco Finance Corp., Conseco Finance Vendor Services Corporation ("Vendor Services"), Green Tree Lease Finance II, Inc. ("Lease Finance II"), Registrant and Conseco Finance Lease 2000-1, LLC. Pursuant to the Purchase Agreement, on January 31, 2001, WFFLI Lease Finance 1998-1, LLC ("WFFLI Lease Finance 1998"), a Delaware limited liability company of which WFFLI Lease Finance II, LLC, a Delaware limited liability company ("WFFLI Lease Finance II"), is the sole member, purchased substantially all of the assets and assumed certain liabilities of the Registrant. In connection therewith:

         (i) the Registrant, U.S. Bank Trust National Association, as trustee ("U.S. Bank Trust"), and WFFLI Lease Finance 1998 entered into a Supplemental Indenture dated as of January 31, 2001 (the "Supplemental Indenture") under which WFFLI Lease Finance 1998 succeeded Registrant as issuer under the Indenture dated as of December 1, 1998 between the Registrant and U.S. Bank Trust relating to the 5.201% Lease-Backed Notes, Class A-1, 5.55% Lease-Backed Notes, Class A-2, 5.60% Lease-Backed Notes, Class A-3, 5.74% Lease-Backed Notes, Class A-4, 6.66% Lease-Backed Notes, Class B, and 7.63% Lease-Backed Notes, Class C of the Registrant;

         (ii) Lease Finance II, Vendor Services, WFFLI Lease Finance II and Wells Fargo Financial entered into an Assumption Agreement and First Amendment to Transfer Agreement dated as of January 31, 2001 (the "Amendment to Transfer Agreement"), under which Lease Finance II and Vendor Services assigned to WFFLI Lease Finance II and Wells Fargo Financial, respectively, all of their right, title and interest in, to and under the Transfer Agreement dated as of December 1, 1998 between Lease Finance II and Vendor Services, and WFFLI Lease Finance II and Wells Fargo Financial accepted such assignment and agreed to perform all of the respective obligations of Lease Finance II and Vendor Services under such agreement; and

         (iii) the Registrant, Lease Finance II, Vendor Services, U.S. Bank Trust, WFFLI Lease Finance 1998, WFFLI Lease Finance II and Wells Fargo Financial entered into an Assumption Agreement and First Amendment to Contribution and Servicing Agreement dated as of January 31, 2001 (the "Amendment to Contribution and Servicing Agreement"), under which Lease Finance II and Vendor Services assigned to WFFLI Lease Finance II and Wells Fargo Financial, respectively, all of their right, title and interest in, to and under the Contribution and Servicing Agreement dated as of December 1, 1998 among the Registrant, Lease Finance II, Vendor Services and U.S. Bank Trust, and WFFLI Lease Finance II and Wells Fargo Financial accepted such assignment and agreed to perform all of the respective obligations of Lease Finance II and Vendor Services under such agreement.

         Copies of the Purchase Agreement, the Supplemental Indenture, the Amendment to Transfer Agreement and the Amendment to Contribution and Servicing Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.


Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

         Not applicable.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

              Exhibit No.     Description
              ----------      -----------

              4.1 Asset Purchase Agreement dated December 8, 2000 by and among Wells Fargo Financial Leasing, Inc., an Iowa corporation, Conseco Finance Corp., a Delaware corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, Green Tree Lease Finance II, Inc., a Minnesota corporation, the Registrant and Conseco Finance Lease 2000-1, LLC, a Delaware limited liability company and, solely as to the provisions and obligations set forth in Section 7 and Section 9 of the Asset Purchase Agreement, Conseco, Inc., an Indiana corporation.

              4.2 Supplemental Indenture, dated as of January 31, 2001, among the Registrant, U.S. Bank Trust National Association, a national banking association, and WFFLI Lease Finance 1998-1, LLC, a Delaware limited liability company.

              4.3 Assumption Agreement and First Amendment to Transfer Agreement dated as of January 31, 2001 among Green Tree Lease Finance II, Inc., a Minnesota corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, WFFLI Lease Finance II, LLC, a Delaware limited liability company, and Wells Fargo Financial Leasing, Inc., an Iowa corporation.

              4.4 Assumption Agreement and First Amendment to Contribution and Servicing Agreement dated as of January 31, 2001 among the Registrant, Green Tree Lease Finance II, Inc., a Minnesota corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, U.S. Bank Trust National Association, a national banking association, WFFLI Lease Finance 1998-1, LLC, a Delaware limited liability company, WFFLI Lease Finance II, LLC, a Delaware limited liability company and Wells Fargo Financial Leasing, Inc., an Iowa corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2001

                      Green Tree Lease Finance 1998-1, LLC

                      By CONSECO FINANCE VENDOR SERVICES CORPORATION as Servicer


                      By: /s/ Brian F. Corey
                          -------------------------------------
                          Brian F. Corey
                          Senior Vice President and Secretary


                                INDEX TO EXHIBITS

         Exhibit
         Number                                                                     Page
         -------                                                                    ----
         4.1        Asset Purchase Agreement dated December 8, 2000 by and among    Filed
                    Wells Fargo Financial Leasing, Inc., an Iowa corporation,       electronically
                    Conseco Finance Corp., a Delaware corporation, Conseco
                    Finance Vendor Services Corporation, a Delaware corporation,
                    Green Tree Lease Finance II, Inc., a Minnesota corporation, the Registrant and Conseco Finance Lease 2000-1, LLC, a
                    Delaware limited liability company and, solely as to the
                    provisions and obligations set forth in Section 7 and
                    Section 9 of the Asset Purchase Agreement, Conseco, Inc., an
                    Indiana corporation.

         4.2        Supplemental Indenture, dated as of January 31, 2001, among     Filed
                    the Registrant, U.S. Bank Trust National Association, a         electronically
                    national banking association, and WFFLI Lease Finance
                    1998-1, LLC, a Delaware limited liability company.

         4.3        Assumption Agreement and First Amendment to Transfer            Filed
                    Agreement dated as of January 31, 2001 among Green Tree         electronically
                    Lease Finance II, Inc., a Minnesota corporation, Conseco
                    Finance Vendor Services Corporation, a Delaware corporation,
                    WFFLI Lease Finance II, LLC, a Delaware limited liability
                    company, and Wells Fargo Financial Leasing, Inc., an Iowa
                    corporation.

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

         4.4        Assumption Agreement and First Amendment to Contribution and    Filed
                    Servicing Agreement dated as of January 31, 2001 among the      electronically
                    Registrant, Green Tree Lease Finance II, Inc., a Minnesota
                    corporation, Conseco Finance Vendor Services Corporation, a
                    Delaware corporation, U.S. Bank Trust National Association, a national banking association, WFFLI Lease Finance 1998-1,
                    LLC, a Delaware limited liability company, WFFLI Lease
                    Finance II, LLC, a Delaware limited liability company and
                    Wells Fargo Financial Leasing, Inc., an Iowa corporation.